AmericaFirst Quantitative Funds

AmericaFirst Large Cap Share Buyback Fund

Class A: SBQAX Class U: SBQUX Class I: SBQIX

Supplement dated May 30, 2017
to the Prospectus dated January 17, 2017

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Please be advised that certain service providers for the AmericaFirst Large Cap Share Buyback Fund are changing effective May 30, 2017. All references in the prospectus to Gemini Fund Services, LLC at PO Box 541150, Omaha, NE 68154 are replaced by Mutual Shareholder Services, LLC at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4003.

The section “Management - Distributor” in the prospectus is replaced in its entirety with the following:

Distributor

Foreside Fund Services, LLC, (the “Distributor’) located at Three Canal Plaza, Suite 100, Portland, ME 04101, is the distributor for the shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Shares of the Fund are offered on a continuous basis.

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The Prospectus and Statement of Additional Information each dated January 17, 2017, each provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All of these documents are available upon request and without charge by calling Shareholder Services at 1-888-643-3431.

Please retain this Supplement for future reference.